MUTUAL FUND SERIES TRUST

Catalyst/Princeton Floating Rate Income Fund

Class A: CFRAX Class C: CFRCX Class I: CFRIX

March 26, 2014

The information in this Supplement amends certain information contained in the currently effective Prospectus, Summary Prospectus and Statement of Additional Information for the Catalyst/Princeton Floating Rate Income Fund (the “Fund”), each dated November 1, 2013.

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Effective March 20, 2014, Troy Isaksen is no longer a portfolio manager of the Fund. All references to Mr. Isaksen in the Prospectus, Summary Prospectus and Statement of Additional Information are hereby deleted.

Munish Sood and Paul Malecki continue to serve as the Fund’s portfolio managers and are jointly responsible for the day to day management of the Fund.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information, each dated November 1, 2013, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.